Inventories, net	12 Months Ended
Dec. 31, 2024
Inventories, net
Inventories, net

6.    Inventories, net

	As of December 31,
	2023	2024
	US$	US$

Raw materials	30,620	18,665
Work in process	3,222	3,535
Finished goods	5,177	6,580
Low value consumables and spare parts	144	244
Inventories, gross	39,163	29,024
Less: inventory write-downs	(6,298)	(5,184)
Total inventories, net	32,865	23,840

As a result of the net impact of current year provision and sales or uses of inventories with reserve, the inventory write-downs net increased by US$4,067 for the year ended December 31, 2022, and the inventory write-downs net decreased by US$13 and US$1,031 for the years ended December 31, 2023 and 2024, respectively.